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                                                                   Exhibit 99.42

                       GE CAPITAL MORTGAGE SERVICES, INC.

                               MONTHLY STATEMENT

                                  JANUARY 1997

                  REMIC Multi-Class Pass-Through Certificates

                                 Series 1994-5

     Pursuant to the Pooling and Servicing Agreement dated as of February 1, 1994 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a)  The amounts below are for a Single Certificate of $1,000.

     i)   The amount of such distribution allocable to principal:

Class 5-A1 ....   $   18.66807552             Class 5-A14 ...   $    0.00000000
                  ---------------                               ---------------
Class 5-A2 ....   $   18.66807551             Class 5-A15 ...   $    0.00000000
                  ---------------                               ---------------
Class 5-A3 ....   $   18.66807552             Class 5-A16 ...   $    0.00000000
                  ---------------                               ---------------
Class 5-A4 ....   $   18.66807591             Class 5-A17 ...   $    0.00000000
                  ---------------                               ---------------
Class 5-A5 ....   $   10.56819376             Class 5-M .....   $    1.07348375
                  ---------------                               ---------------
Class 5-A6 ....   $    0.00000000             Class 5-B1 ....   $    1.07348434
                  ---------------                               ---------------
Class 5-A7 ....   $    0.00000000             Class 5-B2 ....   $    1.07348427
                  ---------------                               ---------------
Class 5-A8 ....   $    0.00000000             Class 5-B3 ....   $    1.07348280
                  ---------------                               ---------------
Class 5-A9 ....   $    0.00000000             Class 5-B4 ....   $    1.07348234
                  ---------------                               ---------------
Class 5-A10 ...   $    0.89595059             Class 5-B5 ....   $    0.85486421
                  ---------------                               ---------------
Class 5-A11 ...   $    0.00000000             Class 5-R .....   $    0.00000000
                  ---------------                               ---------------
Class 5-A12 ...   $    0.00000000             Class 5-RL ....   $    0.00000000
                  ---------------                               ---------------
Class 5-A13 ...   $    0.00000000
                  ---------------

          Principal Prepayments included in the above principal distribution (including the Scheduled
          Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to

          Section 2.02, 2.03 (b) or 3.16, respectively, and any amounts deposited pursuant to Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or
          2.03(a), the proceeds of which are being distributed on such Distribution Date);

Class 5-A1 ....   $   15.67095314             Class 5-A14 ...   $    0.00000000
                  ---------------                               ---------------
Class 5-A2 ....   $   15.67095313             Class 5-A15 ...   $    0.00000000
                  ---------------                               ---------------
Class 5-A3 ....   $   15.67095314             Class 5-A16 ...   $    0.00000000
                  ---------------                               ---------------
Class 5-A4 ....   $   15.67095346             Class 5-A17 ...   $    0.00000000
                  ---------------                               ---------------
Class 5-A5 ....   $    8.87149128             Class 5-M .....   $    0.00000000
                  ---------------                               ---------------
Class 5-A6 ....   $    0.00000000             Class 5-B1 ....   $    0.00000000
                  ---------------                               ---------------
Class 5-A7 ....   $    0.00000000             Class 5-B2 ....   $    0.00000000
                  ---------------                               ---------------
Class 5-A8 ....   $    0.00000000             Class 5-B3 ....   $    0.00000000
                  ---------------                               ---------------
Class 5-A9 ....   $    0.00000000             Class 5-B4 ....   $    0.00000000
                  ---------------                               ---------------
Class 5-A10 ...   $    0.75210751             Class 5-B5 ....   $    0.00000000
                  ---------------                               ---------------
Class 5-A11 ...   $    0.00000000             Class 5-R .....   $    0.00000000
                  ---------------                               ---------------
Class 5-A12 ...   $    0.00000000             Class 5-RL ....   $    0.00000000
                  ---------------                               ---------------
Class 5-A13 ...   $    0.00000000
                  ---------------

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     ii)  The amount of such distribution to the
          Certificateholders of each class, allocable to
          Interest:

Class 5-A1 ....        3.21062902             Class 5-A15 ...        7.37343531
                  ---------------                               ---------------
Class 5-A2 ....        2.98835478             Class 5-A16 ...        5.34866348
                  ---------------                               ---------------
Class 5-A3 ....        4.93942903             Class 5-A17 ...        5.53107329
                  ---------------                               ---------------
Class 5-A4 ....        3.21062889             Class 5-A18 ...        2.44111600
                  ---------------                               ---------------
Class 5-A5 ....        2.81392490             Class 5-M .....        5.21920802
                  ---------------                               ---------------
Class 5-A6 ....        4.56866593             Class 5-B1 ....        5.21920828
                  ---------------                               ---------------
Class 5-A7 ....        5.19166597             Class 5-B2 ....        5.21918709
                  ---------------                               ---------------

Class 5-A8 ....        5.39933264             Class 5-B3 ....        5.21916240
                  ---------------                               ---------------
Class 5-A9 ....        5.39933235             Class 5-B4 ....        5.21907324
                  ---------------                               ---------------
Class 5-A10 ...        5.27227029             Class 5-B5 ....        4.15622924
                  ---------------                               ---------------
Class 5-A11 ...        5.21846410             Class 5-S .....        0.35495202
                  ---------------                               ---------------
Class 5-A12 ...        5.39933259             Class 5-R .....        0.00000000
                  ---------------                               ---------------
Class 5-A13 ...        5.30435916             Class 5-RL ....        0.00000000
                  ---------------                               ---------------
Class 5-A14 ...        3.00296582
                  ---------------

    (iii) The amount of servicing compensation received by
          GECMSI during the month preceding the month of
          distribution .....................................         0.18815189
                                                                ---------------

(b) The amounts below are for the aggregate of all Certificates.

     iv)  The Pool Scheduled Principal Balances of each
          Mortgage Pool on the preceding Due Date after
          giving effect to all distributions allocable to
          principal made on such Distribution Date .........    $437,798,655.76
                                                                ---------------

          The aggregate number of Mortgage Loans included in
          the Scheduled Principal Balance set forth above ..              1,414
                                                                ---------------

     v) The Class Certificate Principal Balance of each Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to all distributions allocable to principal made on such Distribution Date and the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such Distribution
          Date:

                                       Class Certificate          Single
                                       Principal Balance   Certificate Balance
                                       -----------------   -------------------

                    Class 5-A1 ....      $ 27,854,308.23               575.97
                                         ---------------      ---------------
                    Class 5-A2 ....      $ 19,695,744.99               575.97
                                         ---------------      ---------------
                    Class 5-A3 ....      $  2,531,947.98               575.97
                                         ---------------      ---------------
                    Class 5-A4 ....      $ 26,632,683.25               575.97
                                         ---------------      ---------------

                    Class 5-A5 ....      $ 21,159,674.48               687.90
                                         ---------------      ---------------
                    Class 5-A6 ....      $ 36,307,334.00             1,000.00
                                         ---------------      ---------------
                    Class 5-A7 ....      $ 18,153,666.00             1,000.00
                                         ---------------      ---------------
                    Class 5-A8 ....      $ 23,211,000.00             1,000.00
                                         ---------------      ---------------
                    Class 5-A9 ....      $ 19,037,000.00             1,000.00
                                         ---------------      ---------------
                    Class 5-A10 ...      $ 37,320,472.58               975.57
                                         ---------------      ---------------
                    Class 5-A11 ...      $ 55,533,254.58               966.50
                                         ---------------      ---------------
                    Class 5-A12 ...      $ 81,809,000.00             1,000.00
                                         ---------------      ---------------
                    Class 5-A13 ...      $ 22,834,970.89               905.77
                                         ---------------      ---------------

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                                       Class Certificate          Single
                                       Principal Balance   Certificate Balance
                                       -----------------   -------------------

                    Class 5-A14 ...      $  7,151,612.11               905.77
                                         ---------------      ---------------
                    Class 5-A15 ...      $  1,631,070.40               905.77
                                         ---------------      ---------------
                    Class 5-A16 ...      $  5,564,721.00             1,000.00
                                         ---------------      ---------------
                    Class 5-A17 ...      $  2,140,279.00             1,000.00
                                         ---------------      ---------------
                    Class 5-A18 ...      $ 23,524,967.98               906.13
                                         ---------------      ---------------
                    Class 5-M .....      $ 12,347,208.45               965.57
                                         ---------------      ---------------
                    Class 5-B1 ....      $  7,408,126.73               965.57
                                         ---------------      ---------------
                    Class 5-B2 ....      $  4,938,751.47               965.57
                                         ---------------      ---------------
                    Class 5-B3 ....      $  2,222,438.49               965.57
                                         ---------------      ---------------
                    Class 5-B4 ....      $    740,813.16               965.57
                                         ---------------      ---------------
                    Class 5-B5 ....      $  1,572,577.97               768.63
                                         ---------------      ---------------
                    Class 5-S .....      $437,798,655.76               855.93
                                         ---------------      ---------------
                    Class 5-R .....      $          0.00                 0.00
                                         ---------------      ---------------
                    Class 5-RL ....      $          0.00                 0.00
                                         ---------------      ---------------


     vi)  The Pay-out Rate applicable to each class of
          Certificates:

Class 5-A1 ....        6.47919918%            Class 5-A15 ...        9.76863782%
                  ---------------                               ---------------
Class 5-A2 ....        6.03063939%            Class 5-A16 ...        6.41839618%
                  ---------------                               ---------------
Class 5-A3 ....        9.96799847%            Class 5-A17 ...        6.63728794%
                  ---------------                               ---------------
Class 5-A4 ....        6.47919900%            Class 5-A18 ...        3.22149604%
                  ---------------                               ---------------
Class 5-A5 ....        4.83447961%            Class 5-M .....        6.47919884%
                  ---------------                               ---------------
Class 5-A6 ....        5.48239912%            Class 5-B1 ....        6.47919918%
                  ---------------                               ---------------
Class 5-A7 ....        6.22999916%            Class 5-B2 ....        6.47917287%
                  ---------------                               ---------------
Class 5-A8 ....        6.47919917%            Class 5-B3 ....        6.47914226%
                  ---------------                               ---------------
Class 5-A9 ....        6.47919882%            Class 5-B4 ....        6.47903151%
                  ---------------                               ---------------
Class 5-A10 ...        6.47919899%            Class 5-B5 ....        6.47912004%
                  ---------------                               ---------------
Class 5-A11 ...        6.47919908%            Class 5-S .....        0.49438476%
                  ---------------                               ---------------
Class 5-A12 ...        6.47919911%            Class 5-R .....        0.00000000%
                  ---------------                               ---------------
Class 5-A13 ...        7.02743861%            Class 5-RL ....        0.00000000%
                  ---------------                               ---------------
Class 5-A14 ...        3.97845571%
                  ---------------

     vii) The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage
          Loan:

          book value .......................................    $          0.00
                                                                ---------------
          unpaid principal balance .........................    $          0.00
                                                                ---------------
          number of related mortgage loans .................                  0
                                                                ---------------

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    viii) The aggregate number and aggregate Principal
          Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were;

         (a)  delinquent
            (1)  30-59 days

             Number                 4       Principal Balance   $  1,369,613.88
                      ---------------                           ---------------
            (2)  60-89 days
             Number                 1       Principal Balance   $    299,246.78
                      ---------------                           ---------------
            (3)  90 days or more
             Number                 1       Principal Balance   $    260,558.80
                      ---------------                           ---------------

         (b)  in foreclosure
             Number                 2       Principal Balance   $    542,509.78
                      ---------------                           ---------------

     ix)  The Scheduled Principal Balance of any Mortgage
          Loan replaced pursuant to Section 2.03(b), and of
          any Modified Mortgage Loan purchased pursuant to
          Section 3.01(c); .................................    $          0.00
                                                                ---------------

     x) Certificate Interest Rates of the following classes applicable to the Interest Accrual Period for such Distribution Date;

              Class A7 Certificates .....        6.25000000%
                                            ---------------
              Class A13 Certificate .....        7.05000000%
                                            ---------------
              Class A14 Certificates ....        3.99122782%
                                            ---------------
              Class A15 Certificates ....        9.80000000%
                                            ---------------
              Class A16 Certificates ....        6.43900000%
                                            ---------------
              Class A17 Certificates ....        6.65860000%
                                            ---------------
              Class A18A Certificates ...        2.25000000%
                                            ---------------
              Class S Certificates ......        0.54166632%
                                            ---------------

          Certificate Interest Rates of the following classes applicable to the current Interest Accrual
          Period;

              Class A7 Certificates .....        6.00000000%
                                            ---------------
              Class A13 Certificate .....        6.80000000%
                                            ---------------
              Class A14 Certificates ....        4.78947345%
                                            ---------------
              Class A15 Certificates ....        9.80000000%
                                            ---------------
              Class A16 Certificates ....        6.43500000%
                                            ---------------

              Class A17 Certificates ....        6.66900000%
                                            ---------------
              Class A18A Certificates ...        2.50000000%
                                            ---------------

     xi)  The Senior Percentage for such Distribution Date;           93.359541%
                                                                ---------------

          The Junior Percentage for such Distribution Date;            6.640459%
                                                                ---------------

     xii) The Senior Prepayment Percentage for such
          Distribution Date; ...............................         100.000000%
                                                                ---------------

          The Junior Prepayment Percentage for such
          Distribution Date; ...............................           0.000000%
                                                                ---------------